                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

         Filed by the registrant  |X|
         Filed by a party other than the registrant  |_|

         Check the appropriate box:
         |_|  Preliminary proxy statement
         |_|  Confidential, for use of the Commission only
              (as permitted by Rule 14a-6(e)(2))
         |X|  Definitive proxy statement
         |_|  Definitive additional materials
         |_|  Soliciting material pursuant to Rule 14a-12


                      Take-Two Interactive Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       |X|  No fee required.
       |_|  Fee computed on table below per Exchange Act
            Rules 14a-6(i)(1) and 0-11.
            (1) Title of each class of securities to which transaction applies:

            (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

--------------------------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
              (5) Total Fee Paid:

--------------------------------------------------------------------------------
         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         |_|
         (1) Amount previously paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3) Filing party:

--------------------------------------------------------------------------------
         (4) Date filed:

--------------------------------------------------------------------------------

                           [Take-Two Interactive Logo]

                               February 28, 2003


Dear Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") that will be held on Thursday, April 17, 2003 at 10:00 A.M. local time at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York 10017.

         The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

         Your Board of Directors unanimously believes that the election of the nominees as directors and the amendment to the Company's 2002 Stock Option Plan are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the nominees as directors and "FOR" the amendment to the Company's 2002 Stock Option Plan on the enclosed proxy card.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

         Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.

                                            Sincerely yours,


                                            Jeffrey C. Lapin
                                            Chief Executive Officer


Take-Two Interactive Software Inc. 622 Broadway New York NY 10012 Tel 646-536-2842 Fax 646-536-2926

                      TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  622 Broadway
                            New York, New York 10012

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD THURSDAY, APRIL 17, 2003

                              --------------------

To the Stockholders of TAKE-TWO INTERACTIVE SOFTWARE, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Take-Two Interactive Software, Inc. (the "Company") will be held on Thursday, April 17, 2003, at 10:00 A.M. local time at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, New York 10017 for the following purposes:

         1. To elect eight directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

         2. To consider and vote on a proposal to amend the Company's 2002 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the Plan by 1,000,000 shares; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on February 26, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors,


                                            Jeffrey C. Lapin
                                            Chief Executive Officer

February 28, 2003


-----------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  622 Broadway
                            New York, New York 10012


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 17, 2003


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Take-Two Interactive Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, April 17, 2003, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about March 5, 2003.

         Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. A proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are: 622 Broadway, New York, New York 10012, Telephone No.: (646) 536-2842.

         The following questions and answers provide important information about the Annual Meeting and this proxy statement:


Q. What am I voting on?

A. Election of directors: Ryan A. Brant, Jeffrey C. Lapin, Oliver R. Grace, Jr., Robert Flug, Todd Emmel, Mark Lewis, Steven Tisch and Richard W. Roedel.

         A proposal to amend the Company's 2002 Stock Option Plan to provide for an additional 1,000,000 shares of the Company's common stock to be reserved for issuance under the plan.


Q. Who is entitled to vote?

A. Stockholders as of the close of business on February 26, 2003 are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held.


Q. How do I vote?

A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf (1) FOR the election of the directors and (2) FOR the adoption of the amendment to the Company's 2002 Stock Option Plan. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

         You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.


Q. How do I sign the paper proxy card?

A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign the proxy card, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.


Q. What does it mean if I receive more than one proxy card?

A. It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.


Q. Who will count the votes?

A. A representative of American Stock Transfer & Trust Company will tabulate the votes and act as independent inspector of election.


Q. What constitutes a quorum?

A. A majority of the outstanding shares present or represented by proxy constitutes a quorum for the Annual Meeting. As of February 26, 2003, 40,973,745 shares of the Company's common stock were issued and outstanding.


Q. How many votes are needed for the election of directors and the amendment to the 2002 Stock Option Plan?

A. Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the Company's nominees listed on the proxy card. Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

         The proposal to amend the 2002 Stock Option Plan will be approved if the votes cast for the proposal exceed those cast against the proposal. Broker non-votes will not be counted as votes cast either for or against the proposals.


Q. What is a "broker non-vote"?

A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on February 26, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 40,973,745 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.


                     VOTING PROCEDURES AND PROXY INFORMATION

         The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. The amendment to the Company's 2002 Stock Option Plan requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote on the matter at the Annual Meeting, provided a quorum exists. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors. Broker non-votes will have no effect on the proposal to amend the 2002 Stock Option Plan.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and these entities may be reimbursed by the Company for their expenses. Proxies also may be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.


                     VOTING BY TELEPHONE OR VIA THE INTERNET

         For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on April 16, 2003. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

         For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437 or you may vote via the Internet at www.voteproxy.com.

         The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         At this year's Annual Meeting of Stockholders, directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2004. It is the intention of the Board of Directors to nominate Ryan A. Brant, Jeffrey C. Lapin, Oliver R. Grace, Jr., Robert Flug, Todd Emmel, Mark Lewis, Steven Tisch and Richard W. Roedel as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

         At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

         The Board of Directors recommends that stockholders vote FOR the election of the nominees named below.

         Following is information with respect to the nominees for directors:

         Ryan A. Brant, age 31, has been Chairman of the Company since 1993. Mr. Brant served as Chief Executive Officer of the Company from 1993 until February 2001. Mr. Brant received a B.S. degree in Economics from the University of Pennsylvania's Wharton School of Business.

         Jeffrey C. Lapin, age 46, has been a director of the Company since November 2002 and Chief Executive Officer of the Company since January 2003. Mr. Lapin served as Vice Chairman of THQ, Inc., a developer and publisher of interactive entertainment software, from October 1998 to November 2002, and served as Chief Operating Officer of THQ from August 2000 to November 2002. From July 1996 to October 1998, Mr. Lapin served as President of House of Blues, Inc. Hospitality and Executive Vice President of House of Blues, Inc. Entertainment. From 1986 to June 1996, Mr. Lapin served in various executive capacities with Starwood Hotels & Resorts, most recently from January 1995 to June 1996 as President and Chief Operating Officer, and from May 1991 to January 1995 as President and Chief Executive Officer. Prior to his employment by Starwood, Mr. Lapin was an attorney at Mitchell, Silberberg & Knupp in Los Angeles. Mr. Lapin serves as a director of eUniverse, Inc. a leading interactive entertainment network. Mr. Lapin received a J.D. from Loyola Law School.

         Oliver R. Grace, Jr., age 49, has been a director of the Company since April 1997. Mr. Grace, a private investor, has been the Chairman of the Board of Andersen Group, Inc., a dental products and video broadcasting equipment manufacturing company, since 1990. Mr. Grace has also been a director of Republic Automotive Parts, Inc., a distributor of replacement parts for the automotive aftermarket, since 1982. Mr. Grace is a general partner of Anglo American Security Fund, L.P., a private investment fund. Mr. Grace received a B.A. in Business Administration from Vanderbilt University.

         Robert Flug, age 55, has been a director of the Company since February 1998. Mr. Flug has been the President and Chief Operating Officer of S.L. Danielle, a women's apparel company, since September 1987. Mr. Flug received a B.S. in Business Administration from New York University.

         Todd Emmel, age 40, has been a director of the Company since February 2002. From November 1999 until June 2002, Mr. Emmel was a First Vice President at Ambac Assurance Corporation, a financial insurance company. From May 1999 to November 1999, Mr. Emmel was Chief Credit Officer at Structured Credit Partners, a private credit arbitrage firm. From March 1998 to May 1999, Mr. Emmel was a Managing Director of DVI Private Capital Group, a private equity fund. From April 1990 to March 1998, Mr. Emmel held various positions at Union Bank of Switzerland, most recently as a Managing Director. Prior to this, Mr. Emmel was an Associate at both Drexel Burnham Lambert, from June 1988 to February 1990, and at E.F. Hutton from July 1987 to February 1988. Mr. Emmel received an M.B.A. from Carnegie Mellon University and a B.S. in accounting from Miami University.

         Mark Lewis, age 53, has been a director of the Company since May 2001. For the fifteen years preceding February 2001, Mr. Lewis held various positions with Electronic Arts, most recently as Senior Vice President of International Operations. Mr. Lewis has been a director of Muse Communications Corp., a broadband technology company, since November 1997. Mr. Lewis received a B.A. in English and graduated Cum Laude from Yale University.

         Steven Tisch, age 53, has been a director of the Company since April 2002. Since 1986, Mr. Tisch has been an independent motion picture producer. Mr. Tisch is the Oscar Award winning producer of Forrest Gump, the 1994 winner for Best Picture and the fourth-largest grossing domestic box office film of all time. Since May 2000, Mr. Tisch has been a partner of Escape Artists, a private independent film company, and a director of Classic Media, an owner of franchise entertainment properties. Since June 2002, Mr. Tisch has been a director of Film Roman, Inc., a publicly held television and motion picture production company. From 1976 to 1986, Mr. Tisch was a principal of Tisch/Avnet Productions, a production company with credits such as Risky Business. Mr. Tisch is a member of the Board of Directors of the Tisch School of the Arts at New York University and The Geffen Theatre in Los Angeles. Mr. Tisch received a B.A. in Sociology from Tufts University.

         Richard W. Roedel, age 53, has been a director of the Company and Chairman of the Audit Committee since November 2002. From 1999 to 2000, Mr. Roedel was Chairman and Chief Executive Officer of the accounting firm BDO Seidman, LLP, the United States member firm of BDO International. Before becoming Chairman and Chief Executive Officer, he was the Managing Partner of BDO Seidman's New York Metropolitan Area from 1994 to 1999, the Managing Partner of its Chicago office from 1990 to 1994 and an Audit Partner from 1985 to 1990. Mr. Roedel is a co-founder and principal of Pinnacle Ventures LLC, which provides funding and management expertise to privately held companies. Mr. Roedel received a B.S. degree in accounting and economics from The Ohio State University and is a Certified Public Accountant. Mr. Roedel is a director of Brightpoint, Inc. a provider of outsourced services in the wireless telecommunications and data industry, and Dade Behring Holdings, Inc., a medical diagnostics equipment and related product manufacturer.

         Following is information with respect to certain of the Company's executive officers not listed above:

         Paul Eibeler, age 46, has been President of the Company since July 2000 and a director since December 2000. Mr. Eibeler is not standing for reelection as a director at the Annual Meeting. Prior to joining the Company, Mr. Eibeler was a consultant to Microsoft's Xbox launch team, as well as W-Trade, Inc., an online financial services provider, and Essential Realities, Inc. From 1998 to 1999, Mr. Eibeler served as Acclaim Entertainment's Executive Vice-President and General Manager. During the seven years prior to that, Mr. Eibeler held various executive positions with Impact, Inc., a leading supplier of licensed toys and school supplies. Mr. Eibeler received a B.A. degree from Loyola College.

         Karl H. Winters, age 44, has been Chief Financial Officer of the Company since February 2002. From April 2000 to June 2001, Mr. Winters was the Chief Financial Officer of ModelWire, Inc., a company engaged in marketing imaging database products. From September 1993 to December 1999, Mr. Winters served in various positions, most recently as Vice President of Trace International Holdings, Inc., a private holding company that held significant interests in United Auto Group, Inc., a consolidator of new car dealerships, and Foamex International Inc., a manufacturer of polyurethane products. From 1993 to 1999, Mr. Winters held executive positions at United Auto and Foamex, most recently as United Auto's Chief Financial Officer and Executive Vice President. Trace International filed a petition under Chapter 11 of the United States Bankruptcy Code in July 1999. From 1983 to 1993, Mr. Winters was a Senior Audit Manager for Cooper's & Lybrand. Mr. Winters is a Certified Public Accountant and received an M.B.A. from the University of Michigan and a B.A. in business economics with a concentration in accounting from Calvin College.

         Section 16(a) Beneficial Ownership Compliance. Based solely on a review of Forms 3, 4 and 5 furnished to the Company with respect to its most recent fiscal year, the Company believes that all reporting persons currently required to file forms under the Securities Exchange Act of 1934 timely filed such reports, except that Mr. Flug did not file a Form 5 (two transactions) and Mr. Grace did not file a Form 5 (two transactions) on a timely basis.

         Meetings of Directors and Committees. During the fiscal year ended October 31, 2002, the Board of Directors held thirteen meetings. In addition, the Board took other action by unanimous written consent. The Company has established a Compensation Committee of the Board of Directors. The function of the Compensation Committee is to review compensation policies and procedures of the Company, evaluate the executive officers' compensation and make recommendations to the Board of Directors regarding executive compensation. The Compensation Committee is comprised of Messrs. Grace, Flug and Emmel. The Compensation Committee held ten meetings during the fiscal year ended October 31, 2002. The Company recently established a Nominating/Corporate Governance Committee comprised of Messrs. Roedel, Grace and Flug. Such Committee is responsible for creating and maintaining overall corporate governance policies for the Company and identifying, screening and recruiting director candidates to the Board of Directors, and did not hold any meetings during the year ended October 31, 2002. As described below, the Company has an Audit Committee that held twelve meetings during the fiscal year ended October 31, 2002.

                             Audit Committee Report

         The Company has established an Audit Committee of the Board of Directors consisting of Messrs. Roedel, Grace, Flug and Emmel, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers, Inc. Mr. Roedel qualifies as a "financial expert" under federal securities laws. The Audit Committee supervises the audit and financial procedures of the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit A. The Audit Committee has: (1) reviewed and discussed the contents of the Company's audited financial statements with management; (2) discussed with its independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented; (3) received the written disclosures from such auditor as required by the Independent Standards Board; and (4) discussed with its auditor its auditor's independence. Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002 filed with the Securities and Exchange Commission.




                                 AUDIT COMMITTEE

                                   Richard W. Roedel
                                   Oliver R. Grace, Jr.
                                   Robert Flug
                                   Todd Emmel

                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation paid by the Company during the fiscal years ended October 31, 2000, 2001 and 2002 to its Chief Executive Officer and four most highly compensated executive officers other than its Chief Executive Officer, each of whom was serving at the end of the fiscal year ended October 31, 2002 and whose salary and bonus exceeded $100,000 (the "Named Executives"):

                           Summary Compensation Table


                                                                                                             Long-Term
                                                                                                             Compensation
                                                 Annual Compensation                                         Award
                                        ------------------------------------------------------------------   --------------

                                                                                                             Securities
                                        Year Ended                                      Other Annual         Underlying
Name and Principal Position             October 31,     Salary($)       Bonus($)        Compensation(1)      Options(#)
---------------------------             -----------     ---------       --------        ---------------      ------------
Ryan A. Brant
Chairman..............................       2002        641,058         1,993,330                --           200,000
                                             2001        575,000           790,000                --           479,560
                                             2000        344,365           705,812                --           200,000


Kelly Sumner
Chief Executive Officer(2)..........         2002        473,910           450,000                --           100,000
                                             2001        359,519            19,317                --           480,000
                                             2000        255,702           147,862                --           180,000

Paul Eibeler
President...........................         2002        430,385           112,500                              50,000
                                             2001        353,819            95,000                --           170,000
                                             2000         80,208            70,000                             275,000

Karl H. Winters
Chief Financial Officer (3).........         2002        222,115           207,500                --           200,000

Don Leeds
Executive Vice President/Special
Projects (4)........................         2002        251,731           125,000                --           400,000(5)


(1) The aggregate value of benefits to be reported under the "Other Annual Compensation" column did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executives.

(2) Mr. Sumner resigned as Chief Executive Officer in January 2003. Mr. Sumner currently serves as president of the Company's Gathering subsidiary, a non-executive position.

(3)      Mr. Winters joined the Company in February 2002.

(4) Mr. Leeds became Executive Vice President/Special Projects in February 2002 and resigned in September 2002.

(5) Mr. Leeds forfeited 103,000 options upon his resignation as an officer of the Company.

         The following table sets forth information concerning options granted in the fiscal year ended October 31, 2002 to the Named Executives:

               Option Grants in Fiscal Year Ended October 31, 2002


                                       Individual Grants(1)
                        ------------------------------------------------------------------------------------
Name                    Number of      Percent of Total      Exercise  Expiration    Potential Realizable
                        Securities     Options Granted to    Price     Date          Value at Assumed
                        Underlying     Employees in          ($/Sh)                  Annual Rates of Stock
                        Options        Fiscal Year (%)                               Price Appreciation for
                        Granted (#)                                                  Option Term (2)
--------------------   ------------    ------------------    --------  ----------    -----------------------

                                                                                       5%($)          10%($)
                                                                                      -----          ------
Ryan A. Brant ........    100,000                             15.25    02/21/07         421,329        931,028
                          100,000           5.0               16.83    06/20/07         464,982      1,027,488

Kelly Sumner .........    100,000           2.5               19.51    08/04/07         539,025      1,191,105



Paul Eibeler..........     50,000           1.2               19.51    08/04/07         269,513        595,553




Karl Winters..........    200,000           5.0               18.18    02/14/07       1,004,560      2,219,814



Don Leeds.............    400,000(3)       10.0               18.18    02/14/12       4,573,361     11,589,695

(1) All of the options have a term of five years and vest at various times over the term of the options.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the common stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment or non-transferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the common stock, there can be no assurance that the amounts reflected in this table will be achieved.

(3) Of such options, 103,000 were forfeited in September 2002. After giving effect to the forfeiture, the potential realizable values of Mr. Leed remaining options are $3,395,720 (5% appreciation) and $8,605,337 (10% appreciation).

         The following table sets forth information concerning the value of options exercised during the fiscal year ended October 31, 2002 and the value of unexercised stock options held by the Named Executives as of October 31, 2002:

                 Aggregated Option Exercises and Year End Values

                                                            Number of Securities
                           Shares                           Underlying                        Value of Unexercised
                           Acquired on     Value            Unexercised Options               In-the-Money Options
         Name              Exercise (#)    Realized ($)     at October 31, 2002 (#)           at October 31, 2002 ($)*
         ----              ------------    ------------     -----------------------           ------------------------

                                                            Exercisable    Unexercisable      Exercisable    Unexercisable
                                                            ----------     -------------      -----------    -------------
Ryan A. Brant............      68,475       1,696,017                -              -                  -                -

Kelly Sumner.............      25,000         431,822          585,000        150,000          9,218,000        1,200,500

Paul Eibeler.............      50,000         941,973          355,000              -          5,046,525                -

Karl Winters.............           -               -           50,000        150,000            380,000        1,140,000

Don Leeds................     339,500       3,328,500                -              -                  -                -

         *Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the common stock, which was $25.78 on October 31, 2002.

Director Compensation

         Non-employee directors received cash compensation of $20,000 per annum for serving on the Board of Directors and $1,000 for each meeting attended in person ($500 for each meeting attended by conference call) during the fiscal year ended October 31, 2002. Non-employee directors are entitled to receive cash compensation of $40,000 ($50,000 for committee members) for serving on the Board of Directors during the fiscal year ending October 31, 2003. In January 2003, the Company paid Mr. Flug $50,000 for services he provided as a member of the Company's Compensation Committee in connection with the Company's engagement of a new Chief Executive Officer. Non-employee directors are also eligible to receive initial option grants of 25,000 shares and option grants of 10,000 shares for each year served thereafter. During fiscal 2002, Mr. Grace received options to purchase 26,000 shares; Mr. Flug received options to purchase 41,000 shares; Mr. Lewis received options to purchase 10,000 shares; Mr. Emmel received options to purchase 37,500 shares; Mr. Tisch received options to purchase 25,000 shares; and Mr. Roedel received options to purchase 35,000 shares.

Employment Agreements

         The Company entered into an employment agreement, as amended, with Ryan
A. Brant for a five-year term ending July 2007. The Agreement provides that Mr. Brant is entitled to receive an annual salary of $750,000 and a bonus of $150,000 for each fiscal quarter and $250,000 for each fiscal year, provided that such bonus is approved by the Compensation Committee of the Board of Directors and the Company achieves its projected cash flow and net income targets for each period.

         The Company entered into an employment agreement with Jeffrey C. Lapin for a three-year term commencing January 2003. The Agreement provides that Mr. Lapin is entitled to receive an annual salary of $650,000 and a bonus of $50,000 for each fiscal quarter and $200,000 for each fiscal year, provided that the Company achieves its business and financial plans for each period. Mr. Lapin is also entitled to receive a bonus of $200,000 for each fiscal year.

         The Company entered into an employment agreement, as amended, with Kelly Sumner providing for a three-year term ending December 2005. Mr. Sumner serves as president of the Company's Gathering subsidiary. The agreement provides that Mr. Sumner is entitled to an annual salary of $625,000 and a bonus of $37,500 for each fiscal quarter, provided that the Company achieves its forecasted quarterly operating plans. Mr. Sumner is also entitled to receive additional bonuses in the event that Gathering achieves certain operating results.

         The Company entered into an employment agreement, as amended, with Paul Eibeler for a three-year term commencing July 2000. The agreement provides that Mr. Eibeler is entitled to receive an annual salary of $525,000 and a bonus of $25,000 for each fiscal quarter provided the Company achieves certain operating results.

         The Company entered into an employment agreement with Karl H. Winters for a three-year term commencing February 2002. The agreement provides that Mr. Winters is entitled to an annual salary of $300,000 and a bonus based on Mr. Winter's performance in implementing certain objectives of the Audit Committee of the Board of Directors.

         Each employment agreement provides that if employment is terminated under certain circumstances, including in the event of a change of control, the executive will be entitled to certain severance compensation. The employment agreements also contain confidentiality and non-competition provisions.

Compensation Committee Interlocks And Insider Participation

         The Company has a Compensation Committee of the Board of Directors comprised of non-employee directors and currently consisting of Messrs. Grace, Flug and Emmel. Decisions as to executive compensation are made by the Board of Directors, based primarily upon the recommendation of such Committee. The Board of Directors (which includes such individuals) has not modified or rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended October 31, 2002, none of the executive officers of the Company has served on the board of directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

Report On Executive Compensation

         As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by the Compensation Committee. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above.

         Base Salary. Compensation for executive officers consists of base salary, bonus and stock option awards. The base salary of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company. The Compensation Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a limited review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of the Company's executives, the Committee considered the Company's significant and rapid growth. Salaries are reevaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

         Bonuses. In addition to bonuses provided under employment agreements, bonuses for the Company's executive officers are not determined through the use of specific criteria. Rather, the Committee determines bonuses based on the Company's overall performance, profitability, working capital management and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers the Company's revenues and profitability for the applicable period and each executive's contribution to the success of the Company. The Company's executive officers received bonuses which were deemed appropriate based upon the Company's operating results during the fiscal year.

         Stock Options. Stock option awards are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size and grant of actual awards is determined by the Committee on an informal basis. The Committee's determination as to the size of actual awards to individual executives is subjective, after taking into account the relative responsibilities and contributions of the individual executives. The number or value of options or "restricted stock" currently held by an executive is not taken into account in determining the number of stock options granted.

         In reviewing Mr. Sumner's performance and determining compensation, the Committee considered the Company's overall performance, including revenue growth and the significantly expanded global scope of the Company's operations. Mr. Sumner's salary, bonus and stock option awards for the year ended October 31, 2002 were based on the Company's overall performance, with no component of such compensation based on any particular measure of performance.


                                  COMPENSATION  COMMITTEE

                                  Oliver R. Grace, Jr.
                                  Robert Flug
                                  Todd Emmel

                             STOCK PERFORMANCE GRAPH

     The following line graph compares, from October 31, 1997, through October 31, 2002, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the stocks comprising a Peer Group Index consisting of 3D0 Company, Acclaim Entertainment, Activision, Inc., Eidos PLC, Electronic Arts, Inc., Infogrames Inc., Interplay Entertainment, Midway Games Inc. and THQ Inc. The comparison assumes $100 was invested on November 1, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.

                               [PERFORMANCE GRAPH]

                                       10/31/97      10/31/98     10/31/99    10/31/00      10/31/01    10/31/02
                                       --------      --------     --------    --------      --------    --------
Take-Two Interactive Software, Inc.    $100.00        $96.30      $153.70     $184.27      $206.37      $381.93
Peer Group Index                        100.00        101.76       188.65      172.11       199.76       205.83
NASDAQ Market Value Index               100.00        113.07       186.63      219.50       110.07        88.57

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, relating to the beneficial ownership of shares of the Company's Common Stock by
(i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding common stock, (ii) each director, (iii) each of the Named Executives who beneficially owned any shares of Common Stock and (iv) all directors and executive officers as a group.

                                    Number of Shares of     Percentage of Outstanding
Name and                              Common Stock                Common Stock
Address of Beneficial Owner(1)     Beneficially Owned(2)       Beneficially Owned
------------------------------     ---------------------       ------------------

FMR Corp (3) .....................       4,654,027                  11.4%

Waddell & Reed Financial, Inc. (3)       2,652,026                   6.5

Oliver R. Grace, Jr. (4) .........         657,880                   1.6

Kelly Sumner (5) .................         580,000                   1.4

Ryan A. Brant ....................         392,203                     *

Paul Eibeler (5) .................         355,000                     *

Robert Flug (6) ..................         120,600                     *

Mark Lewis (5) ...................          60,000                     *

Todd Emmel (5) ...................          37,500                     *

Steven Tisch (5) .................          25,000                     *

Karl H. Winters (5) ..............         100,000                     *

Jeffrey C. Lapin .................            --                       *

Richard W. Roedel(5) .............          35,000                     *

All directors and executive
officers as a group (ten
persons) (7) .....................       1,783,183                   4.3%


*        Less than 1%.

(1) Unless otherwise indicated, the address of each beneficial owner is Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised.

(3) Based on Schedules l3G filed with the Securities and Exchange Commission as of February 14, 2003. According to its Schedule 13G, Wadell & Reed Financial, Inc. is a holding company and certain of the securities reported as beneficially owned by it are also beneficially owned by certain of its subsidiaries. The address of Wadell & Reed Financial, Inc. is 6300 Lamar Avenue, Overland Park, KS 66202. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(4) Includes: (i) 519,306 shares owned of record by Anglo American Security Fund, L.P., of which Mr. Grace is a general partner (ii) 44,456 shares owned by trusts of which Mr. Grace is a possible beneficiary, (iii) 18,118 shares held by Mr. Grace and (iv) options to purchase 76,000 shares held by Mr. Grace.

(5)      Represents shares issuable upon the exercise of options.

(6) Includes 39,600 shares held by S/L/ Danielle, Inc. and 81,000 shares of Common Stock issuable upon the exercise of options.

(7)      Includes 769,500 shares issuable upon exercise of options.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's former principal executive and administrative office, was located at 575 Broadway, New York, New York, in approximately 13,300 square feet of office space under a five-year lease with 575 Broadway Corporation, a company controlled by the father of Ryan A. Brant, the Company's Chairman. The Company pays rent of $474,000 per annum under this lease, which expires in March 2004. The Company currently utilizes a portion of this office space and is seeking to sublease the space. The Company believes that the terms of the lease are no less favorable than those that could have been obtained from an unaffiliated party.

                                 PROPOSAL NO. 2

                AMENDMENT TO THE COMPANY'S 2002 STOCK OPTION PLAN


         The Board of Directors unanimously proposes that the stockholders approve an amendment to the Company's 2002 Stock Option Plan, increasing by 1,000,000 the number of shares of the Common Stock reserved for issuance under such plan. Under the Option Plan currently in effect, 3,000,000 shares of Common Stock have been reserved for issuance in connection with the grant of options. As of the Record Date, only 348,045 shares remained available for issuance under the 2002 Stock Option Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the 2002 Stock Option Plan is necessary in order to continue the effectiveness of the 2002 Stock Option Plan in attracting, motivating and retaining outside directors, officers and key employees with appropriate experience and ability to increase the grantees' alignment of interest with the Company's Stockholders.

         The following summary of the 2002 Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Stock Option Plan, a copy of which has been filed electronically with the SEC with this Proxy Statement, but is not included as part of the printed version of this Proxy Statement.

Summary of the 2002 Stock Option Plan

         Pursuant to the 2002 Stock Option Plan, officers, directors, employees and consultants of the Company are eligible to receive incentive stock options and non-qualified stock options to purchase up to an aggregate of 3,000,000 shares of Common Stock. The number of shares of Common Stock that may be granted and the timing of grants to executive officers and non-executive officers of the Company under the 2002 Stock Option Plan is subject to the discretion of the Board of Directors or a Committee of the Board that administers the plan. The Plan is currently administered by the Compensation Committee of the Board of Directors. On February 26, 2003, the closing price of the Company's Common Stock as reported by NASDAQ was $19.30.

         The 2002 Stock Option Plan provides that it will be administered by the Board or a Committee appointed by the Board. The Board or Committee will determine, among other things, the persons to whom options will be granted, the types of options granted, the number of shares subject to options and the exercise price, provided that the exercise price of all incentive and non-qualified stock options granted must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% in the case of incentive options granted to stockholders who own more than 10% of the outstanding Common Stock) or earlier as determined by the Board or Committee or as otherwise set forth in the plan. The Board or Committee also determines the term of each option, the restrictions or limitations thereof and the manner in which each option may be exercised. Options granted under the plan will expire not later than the tenth anniversary of the date of grant (the fifth anniversary in the case of incentive options granted to stockholders who own more than 10% of the outstanding Common Stock). With certain limited exceptions, in the event that an option holder ceases to be employed by the Company, such option holder's options terminate. Pursuant to the provisions of the 2002 Stock Option Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any calendar year cannot exceed $100,000.

      As of the Record Date, options to purchase 2,651,955 shares of Common Stock were outstanding under the 2002 Stock Option Plan, and options to purchase an additional 348,045 shares were available for future grant.

Equity Compensation Plan

      The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of October 31, 2002.

                                                                                          Number of securities
                                                                                        remaining available for
                                 Number of securities to be      Weighted-average        issuance under equity
                                   issued upon exercise of      exercise price of    compensation plans (excluding
                                    outstanding options,       outstanding options,     securities reflected in
                                     warrants and rights       warrants and rights            column (a))
                                 ---------------------------   --------------------   ----------------------------
Plan Category                                (a)                       (b)                        (c)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders:             2,763,746                   $15.65                   1,463,545
Equity compensation plans not
approved by security holders
(1):                                      2,960,613(1)                $12.30                       -
Total                                     5,724,359                   $13.92                   1,463,545



(1) Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with option and warrant holders. These options and warrants are five years in duration, expire at various dates between December 2002 and July 2007, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans.

Certain Federal Income Tax Consequences of the 2002 Stock Option Plan

         The following is a brief summary of the Federal income tax aspects of grants made under the 2002 Stock Option Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

         1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

         If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above,
(i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

         Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option.

         2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

         The Board believes that the proposed Amendment to the 2002 Stock Option Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the Amendment to the 2002 Stock Option Plan is in the best interest of the Company and unanimously recommends a vote FOR its approval.

                              INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP are the Company's independent auditors who reported on the financial statements of the Company for the fiscal years ended October 31, 2000, 2001 and 2002. It is currently anticipated that PricewaterhouseCoopers LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending October 31, 2003. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The aggregate fees billed by the Company's independent auditor for the year ended October 31, 2002 are set forth below. The Audit Committee believes that the services performed by its independent auditor were compatible with maintaining its auditor's independence.

       Audit Fees .................................          $   1,131,500
       Financial Information Systems Design and
       Implementation Fees.........................                    -
       All Other Fees (a)..........................          $3,379,426.79

(a) Consists of forensic accounting service fees of $1,792,426.79; tax and compliance service fees of $888,000; audit related service fees of $539,000; and other transaction support fees of $160,000.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2004 must submit the proposal in proper form and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this Proxy Statement not later than October 31, 2003 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

         After the October 31, 2003 deadline, for any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting of stockholders, rules of the Securities and Exchange Commission permit management of the Company to vote proxies in its discretion if
(a) the Company receives notice of the proposal before the close of business on January 20, 2004 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to exercise its discretion to vote on the matter or (b) does not receive notice of the proposal prior to the close of business on January 20, 2004.

                                OTHER INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 2002 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON FEBRUARY 26, 2003. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  622 BROADWAY
                            NEW YORK, NEW YORK 10012
               ATTENTION: KARL H. WINTERS, CHIEF FINANCIAL OFFICER

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.


                                          By order of the Board of Directors


                                          Jeffrey C. Lapin
                                          Chief Executive Officer


February 28, 2003

                                                                       Exhibit A

                       TAKE TWO INTERACTIVE SOFTWARE INC.
                             AUDIT COMMITTEE CHARTER


Purpose

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the Company's internal accounting controls, (4) the performance of the Company's internal audit function and independent auditors and (5) the compliance by the Company with legal and regulatory requirements.

         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

         The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. The members of the Audit Committee shall be able to read and understand financial statements. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

         The members of the Audit Committee shall be appointed by a majority of the independent members of the Board. No member of the Audit Committee shall be removed or replaced except by a majority vote of the full Board.

Meetings

         The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Chair shall be responsible for presiding over meetings and, in consultation with other members of the Committee, officers of the Company and the Company's independent auditors shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting (at least three days in advance in the case of the annual meeting).

Committee Authority and Responsibilities

         The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

         The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

         The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

         Financial Statement and Disclosure Matters:

         The Audit Committee, to the extent it deems necessary or appropriate, shall:

         1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

         2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements. The Chair shall have authority to represent the Audit Committee for purposes of this paragraph 2.

         3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

         4. Review and discuss quarterly reports from the independent auditors on:

                  (a) All critical accounting policies and practices to be used.

                  (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                  (c) Other material written communications between the independent auditor and management, such as any management letter.

         5. Discuss with management the Company's earnings press releases prior to the release thereof, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made). The Chair shall have authority to represent the Audit Committee for purposes of this paragraph 5.

         6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         Oversight of the Company's Relationship with the Independent Auditor:

         10. Review and evaluate the lead partner of the independent auditor team.

         11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

         12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

         13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

         14. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

         15. Meet with the independent auditor prior to the audit to discuss the scope, planning and staffing of the audit.

         Oversight of the Company's Internal Audit Function:

         16. Review the appointment and replacement of the senior internal auditing executive.

         17. Review the significant reports to management prepared by the internal auditing department and management's responses.

         18. Discuss with the independent auditor and management the internal audit department responsibilities (including reporting responsibilities), budget and staffing and any recommended changes in the planned scope of the internal audit.

         19. Review the effectiveness of the internal audit function in accordance with the Institute of Internal Auditors Standards for the Professional Practice of Internal Auditing.

         20. Initially, the internal audit function of the Company shall directly report to the chief financial officer of the Company. The principal and administrative reporting responsibilities of the internal audit function shall be reviewed from time to time by the Audit Committee.

         Compliance Oversight Responsibilities:

         21. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

         22. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

         23. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         24. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

          25 Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

         26. Establish such other procedures and policies as may be requested by the Board.

Limitation of Audit Committee's Role

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  Appendix A

Explanatory Note: the 2002 Stock Option Plan of Take-Two Interactive Software, Inc., as amended, is filed herewith pursuant to Instruction 3 to Item 10 of
Schedule 14A and is not part of the proxy statement.


                             2002 STOCK OPTION PLAN
                                       OF
                 TAKE-TWO INTERACTIVE SOFTWARE, INC., as amended


1. Purpose. Take-Two Interactive Software, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholders. By affording key personnel and other persons who are expected to contribute to the success of the Company the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company, the 2002 Stock Option Plan of the Company (the "2002 Plan") is expected to contribute to the attainment of those objectives.

         The word "Subsidiary" or "Subsidiaries", as used herein, shall have the meaning set forth in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto.

         The word "Parent" as used herein, shall have the meaning set forth in
Section 424(e) of the Code, or any successor thereto.


2. Scope and Duration. Options under the 2002 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Code, or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 2002 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 2002 Plan is 4,000,000 shares of the common stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted under the 2002 Plan to any individual employee of the Company or a subsidiary of the Company during the term of the 2002 Plan is 500,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 2002 Plan shall have been terminated) become available for subsequent option grants under the 2002 Plan. As provided in Paragraph 13 hereof, the 2002 Plan shall become effective on April 25, 2002, and unless terminated sooner pursuant to Paragraph 14 hereof, the 2002 Plan shall terminate on April 24, 2012, and no option shall be granted hereunder after that date.

3. Administration. The 2002 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee that is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist solely of at least two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act") or any successor rule and, if practicable, shall be "outside directors" as defined in Section 162(m) of the Code. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

         The Board of Directors or the Committee, as the case may be, shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of the 2002 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 2002 Plan; to prescribe, amend and rescind rules and regulations relating to the 2002 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 2002 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2002 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ or engage one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 2002 Plan.

4. Eligibility; Factors to be Considered in Granting Options. Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries or, if applicable, its present and future Parent and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries or Parent. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 2002 Plan. An employee who has been granted an option or options under the 2002 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants, attorneys and advisors, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

5. Option Price. The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and shall not be less than 100% of the Fair Market Value (as defined in Paragraph 15 hereof) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in Paragraph 12 hereof. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6. Term of Options. The term of each option shall be not more than 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in Paragraphs 10 and 11 hereof.


7. Exercise of Options. (a) Subject to the provisions of the 2002 Plan, options granted under the 2002 Plan shall become exercisable as determined by the Board of Directors or Committee, as the case may be. In its sole discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 2002 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant or at a later date. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 2002 Plan shall immediately become exercisable in full upon the happening of any of the following events or such other events as the Board of Directors or the Committee, as the case may be, determines: (i) a "change in control" of the Company as hereafter defined; or (ii) with respect to an employee, on his 65th birthday. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 2002 Plan.

         (b) For purposes of the 2002 Plan, a "change in control of the Company" shall be deemed to occur, unless previously consented to in writing by the optionee or any person entitled to act under Paragraph 11 hereof, upon (i) the actual acquisition or the execution of an agreement to acquire 50% or more of the voting securities of the Company by any person or entity not affiliated with the grantee, or any person entitled to act under Paragraph 11 hereof (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (ii) the commencement of a tender or exchange offer for more than 50% of the voting securities of the Company by any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, (iii) the commencement of a proxy contest against the management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 50% of the voting securities of the Company, (iv) a vote by the Board of Directors to merge, consolidate, sell all or substantially all of the assets of the Company to any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, or (v) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Company; provided, however, for purposes of the 2002 Plan, it shall not be deemed a change in control of the Company if such person or entity acquires 50% or more of the voting securities of the Company
(A) as a result of a combination of the Company or a wholly-owned subsidiary of Company with another entity owned or controlled by such persons or entity (whether effected by a merger, sale of assets or exchange of stock or otherwise) (the "Combination") and (B) after completion of the Combination and for a continuous period of not less than twelve (12) months thereafter (I) executive officers of the Company (as designated in the Company's most recent Annual Report on Form 10-K or its most recent Proxy Statement filed with the Securities and Exchange Commission with respect to its Annual Meeting of Stockholders) immediately prior to the Combination constitute not less than 50% of the executive officers of the Company after the Combination or (II) the members of the Board of Directors of Company immediately prior to the Combination constitute not less than 50% of the membership of the Board of Directors of the Company after the Combination. For purposes of calculating the executive officers of the Company after the Combination, those executive officers who are terminated by the Company for cause or who terminate their employment without good reason, as determined by the Board of Directors or Committee shall be excluded from the calculation entirely.

         (c) Any option at any time granted under the 2002 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 2002 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.


         Any option granted under the 2002 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

         (d) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of
(i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (d), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

         (e) If the payment of the purchase price is to be made in cash, the cash purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder and have been owned by the option holder for at least six months (or such other period as the Board or Committee, as the case may be, determines), valued at the Fair Market Value thereof (as defined in Paragraph 15 hereof) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

         (f)Except as provided in Paragraphs 10 and 11 hereof, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary or Parent.

8. Incentive Options.

         (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of Paragraph 15 hereof at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries or Parent with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

         (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the option expires within 5 years from the date of grant.

         (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 2002 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9. Non-Transferability of Options. Except as may be otherwise provided by the Board or Committee at or after the date of grant with respect to a Non-Qualified Option, options granted under the 2002 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

10. Termination of Employment. In the event that the employment of an employee to whom an option has been granted under the 2002 Plan shall be terminated (except as set forth below or in Paragraph 11 hereof), such option may be, subject to the provisions of the 2002 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within ninety (90) days after such termination (or such longer or shorter period as may be determined by the Board or Committee, as the case may be, at or at any time after the date of grant of the option), but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company (for purposes of the 2002 Plan termination due to retirement at or after age 65 shall be deemed to be with the consent of the Company) shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company or any Subsidiary or Parent and the optionee. Options granted to employees under the 2002 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 2002 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. The Board of Directors, or Committee, as the case may be, shall, in its sole discretion, determine for purposes of the 2002 Plan whether the Company has consented to the departure of an employee who voluntarily leaves the employ of the Company.

         Notwithstanding the foregoing, the Board of Directors or Committee, as the case may be, either at or any time after the date of grant of an option, may, in its discretion, provide for longer or shorter periods than the periods specified above during which an option held by an employee may be exercised by the employee after the employee ceases to be employed by the Company or a Subsidiary or Parent. Any such determination shall be based upon such factors as the Board of Directors or the Committee, as the case may be, shall determine, provided, however, that no such discretion shall be exercised with respect to an employee whose employment with the Company or Subsidiary or Parent has been terminated for cause.


11. Death or Disability of Employee. If an employee to whom an option has been granted under the 2002 Plan shall die while employed by the Company or a Subsidiary or Parent or within ninety (90) days (or such longer or shorter period as the Board of Directors, or the Committee, as the case may be, shall determine at or any time after the date of grant of the option) after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 2002 Plan shall be terminated as the result of a disability (the determination of which shall be made by the Board of Directors or Committee, as the case may be), such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

         Notwithstanding the foregoing, the Board of Directors, or Committee, as the case may be, either at or at any time after the date of grant of an option, may, in its discretion, provide for longer or shorter periods than the one year period specified above in which an option held by an employee who ceases to be employed by the Company as a result of death or disability may be exercised. Any such determination shall be based upon such factors as the Board or the Committee, as the case may be, shall determine, provided, however, that no such discretion shall be exercised with respect to an employee who dies after the employee's employment with the Company or Parent or Subsidiary has been terminated for cause.

12. Adjustments Upon Changes in Capitalization, Etc. Notwithstanding any other provision of the 2002 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 2002 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its sole discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive and binding upon the Company and the participants in the 2002 Plan. Any fractional shares resulting from such adjustments shall be eliminated.

13. Effective Date. The 2002 Plan shall become effective on April 25, 2002, the date of adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company on or before April 24, 2003.

14. Termination and Amendment. The Board of Directors of the Company may suspend, terminate, modify or amend the 2002 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 2002 Plan or materially modify the requirements as to eligibility for participation in the 2002 Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Paragraph 12 hereof does not require such approval. No suspension, termination, modification or amendment of the 2002 Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person under such option.

15. Miscellaneous. As said term is used in the 2002 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, and shall be conclusive as to the Fair Market Value of the Common Stock.

         In the event the Company is the subject of an acquisition, merger or consolidation or similar transaction where the Company is not the surviving entity, the Board or Committee, as the case may be, may in its sole discretion, but shall not be required to, request that as a condition of the transaction the surviving entity assume the obligations of the Company with respect to the options then outstanding under the 2002 Plan.

         The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 2002 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 2002 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

         During the term of the 2002 Plan, the Board of Directors or the Committee, as the case may be, in its sole discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 2002 Plan the same as any other option.

         Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 2002 Plan, including the ability of an option holder to exercise an option after cessation of employment; however, any and all such conditions shall be specified in the option agreement limiting and defining such option. The Board of Directors or the Committee, as the case may be, may also amend the terms of any option previously granted under the 2002 Plan, provided that the terms of any such amended option are not inconsistent with any provisions of the 2002 Plan and that no such amendment shall adversely affect the rights of the person to whom the option has been granted without the consent of such person or, if applicable, the permitted transferee of such optionee or any person entitled to act under Paragraph 11 hereof.

         NOTHING IN THE 2002 PLAN OR IN ANY OPTION GRANTED PURSUANT TO THE 2002 PLAN SHALL CONFER UPON ANY EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR PARENT OR AFFILIATED COMPANIES OR INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY SUCH SUBSIDIARY OR PARENT OR AFFILIATED COMPANIES TO TERMINATE SUCH EMPLOYMENT AT ANY TIME.


16. Compliance with SEC Regulations. It is the Company's intent that the 2002 Plan comply in all respects with Rule 16b-3 of the Act or any successor rule and any regulations promulgated thereunder. If any provision of the 2002 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

                                      PROXY
                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                  622 Broadway
                            New York, New York 10012
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                  The undersigned hereby appoints RYAN A. BRANT and JEFFREY C. LAPIN and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") on Thursday April 17, 2003, at the Grand Hyatt, Conference Level, 42nd Street between Lexington and Park Avenues, New York, NY 10017 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present upon the following matters:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF
                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                 April 17, 2003
--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------


                                                       -------------------------
MAIL - Date, sign and mail your proxy card in the      COMPANY NUMBER
envelope provided as soon as possible.

                                -OR-                   -------------------------
TELEPHONE -Call toll-free 1-800-PROXIES from any       ACCOUNT NUMBER
touch-tone telephone and follow the instructions.
Have your control number and proxy card available when you call.
                                -OR-

                                                       -------------------------
                                                       NUMBER OF SHARES


                                                       -------------------------
INTERNET - Access www.voteproxy.com and follow the     CONTROL NUMBER
on-screen instructions. Have your control number
available when you access the web page.
                                                       -------------------------


| Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet |

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
    "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
     ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

                                                                                                FOR       AGAINST     ABSTAIN
1. Election of Directors:                                   2.  Approval of Amendment to the    |_|         |_|         |_|
                                 NOMINEES                   Company's 2002 Stock Option Plan
|_|  FOR ALL NOMINEES            o Ryan A. Brant
                                 o Jeffrey C. Lapin         In their discretion, the Proxies are authorized
|_|  WITHHOLD AUTHORITY          o Oliver R. Grace, Jr.     to vote upon such other business as may
     FOR ALL NOMINEES            o Robert Flug              properly come before the meeting.
                                 o Todd Emmel
|_|  FOR ALL EXCEPT              o Mark Lewis               The proxy will be voted in accordance with the
     (See instructions below)    o Steven Tisch             instructions given above.  If no instructions are given,
                                 o Richard W. Roedel        this proxy will be voted for those nominees and the
                                                            proposals listed above.

INSTRUCTION: To withhold authority to vote for any
individual nominee(s), mark "FOR ALL EXCEPT" and fill      Please mark, sign, date and return this proxy card
in the circle next to each nominee you wish to             using the enclosed envelope
withhold, as shown here: o
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
To change the address on your account please check the box at right and |_| indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of                                                Signature of
Stockholder:                           Date:                Stockholder:                              Date:
             ----------------------         ------------                 -------------------------         ------------

--------------------------------------------------------------------------------
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------